EXHIBIT 11





                   CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report, and to all references to our firm, included in or made a part of Post-Effective Amendment No. 3 to Form N-1A registration statement (No. 33-96634) for Leuthold Funds, Inc.



                                          ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
January 22, 1998.